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                                                         Exhibit 10.10.1


                          AMENDMENT TO TRUST AGREEMENT

            This Amendment of Trust Agreement is made as of this 25th day of
                                                                 ----
  January, 1996, by and between Iroquois Bancorp, Inc. (as successor to Cayuga Savings bank) and the undersigned individuals (the "Trustee").

            WHEREAS, certain individuals constituting the Trustee under the Trust Agreement dated as of June 30, 1989 (the "Trust Agreement") pursuant to the Chairmen's Supplemental Retirement Plan (the "Plan") are no longer available to serve as Trustee; and

            WHEREAS, new trustees have been designated by the Iroquois Bancorp, Inc. Board of Directors pursuant to paragraph 9 of the Plan.

            NOW, THEREFORE, Iroquois Bancorp, Inc. and the undersigned hereby agree as follows:

            1. The undersigned individuals hereby agree commencing as of the date hereof to serve as Trustee and to be bound by all terms and conditions of the Trust Agreement, the terms and conditions which are deemed incorporated herein and made a part hereof.

            2. The Trust Agreement shall remain in full force and effect subject only to the Amendment set forth herein with respect to designation of the individuals serving as Trustee.

            IN WITNESS WHEREOF, the undersigned have duly executed this Amendment to Trust Agreement as of the date first above written.

                                IROQUOIS BANCORP, INC.


                           By:       /s/Richard D. Callahan
                                ---------------------------------
                                Richard D. Callahan
                                President & Chief Executive Officer


                                TRUSTEE:


                           By:       /s/Richard D. Callahan
                                ---------------------------------
                                Richard D. Callahan


                           By:       /s/James H. Paul
                                ---------------------------------
                                James H. Paul


                           By:       /s/Marianne R. O'Connor
                                ---------------------------------
                                Marianne R. O'Connor